LONG-TERM DEBT AND NOTE RECEIVABLE FROM PARENT - Long-term debt (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Apr. 28, 2020	Dec. 31, 2019
LONG-TERM DEBT AND NOTE RECEIVABLE FROM PARENT
300.0 million term loan, Libor + 12.0% (floor 1.0%), interest only due October 4, 2023	$ 300,000	$ 300,000	$ 0
Less: Deferred financing costs	(7,109)	$ (7,100)	0
Less: Unamortized discount	(10,815)		0
Total debt, net of unamortized discounts and debt issuance costs	282,076		0
Less current portion			0
Long-term portion	$ 282,076		$ 0